                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: October 31, 2002
                          ----------------------------
                        (Date of earliest event reported)

              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


           DELAWARE                333-74872                95-4836519

(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                 Identification No.)



                      19300 Gramercy Place, North Building
                           Torrance, California 90509
                          ----------------------------
                    (Address of principal executive offices)



     Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

     On October 31, 2002, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of October 1, 2002 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property.

     On October 31, 2002, the Toyota Auto Receivables 2002-C Owner Trust, a Delaware statutory trust created pursuant to that certain Amended and Restated Trust Agreement dated as of October 1, 2002 (the "Trust Agreement"), by and between TAFR LLC, as depositor and U.S. Bank Trust National Association, as owner trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of October 1, 2002 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust.

     On October 31, 2002, the Trust caused the issuance, pursuant to that certain Indenture dated as of October 1, 2002 (the "Indenture"), by and between the Trust, as issuer, and The Bank of New York, as indenture trustee and securities intermediary, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3, Class A-4 (collectively, the "Notes").

     On October 31, 2002, the Trust, TMCC as administrator, The Bank of New York as indenture trustee and U.S. Bank Trust National Association as owner trustee entered into that certain Administration Agreement (the "Administration Agreement"), pursuant to which TMCC agreed to perform certain duties of the Issuer, the Owner Trustee and the Indenture Trustee.


     On October 31, 2002, the Trust entered into that certain ISDA Master Agreement (the "Master Agreement") dated as of October 31, 2002, a Schedule to the Swap Agreement dated as of October 31, 2002 (the "Schedule"), a Class A-2 confirmation to the Swap Agreement dated as of October 31, 2002 (the "Class A-2 Confirmation") and a Class A-4 Confirmation to the Swap Agreement dated as of October 31, 2002 (the "Class A-4 Confirmation, and together with the Master Agreement, the Schedule and the Class A-2 Confirmation, the "Swap Agreement"), collectively embodying an interest rate swap between the Trust and TMCC, as Swap Counterparty.

     On October 31, 2002, the Trust, as Assignor, The Bank of New York, as Assignee, and TMCC, as Swap Counterparty, entered into that certain Assignment of the Swap Agreement dated as of October 31, 2002 (the "Assignment"), pursuant to which the Trust assigned its interest in the Swap Agreement to The Bank of New York, as the Indenture Trustee.


     On October 31, 2002, $320,000,000 of the Class A-2 Notes, $498,000,000 of
the Class A-3 Notes and $207,000,000 of the Class A-4 Notes were sold to Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., Barclays Capital Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Countrywide Securities Corporation and Loop Capital Markets, LLC, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of October 23, 2002, by and among TAFR LLC, TMCC and the Underwriters. The Underwriting Agreement was filed as Exhibit 1.1 to an 8-K filing on October 31, 2002.

     On October 31, 2002, the Trust, as Issuer, and TMCC, as initial holder of the Revolving Liquidity Note (the "Revolving Liquidity Note"), entered into that certain Revolving Liquidity Note Agreement dated as of October 31, 2002 (the "Revolving Liquidity Note Agreement"), pursuant to which the Trust issued the Revolving Liquidity Note to TMCC.

     The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statement on Form S-3 (Commission File No. 333-74872).

     Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

     Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as
Exhibit 4.4 is the Trust Agreement, as Exhibit 4.5 is the Administration Agreement, as Exhibit 4.6 is the Master Agreement, as Exhibit 4.7 is the Schedule to the Swap Agreement, as Exhibit 4.8 is the Class A-2 Confirmation to the Swap Agreement, as Exhibit 4.9 is the Class A-4 Confirmation to the Swap Agreement, as Exhibit 4.10 is the Assignment of the Swap Agreement and as
Exhibit 4.11 is the Revolving Liquidity Note Agreement.

                                  EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         Exhibit No.                                Description
         -----------                                -----------

         Exhibit 4.1 Sale and Servicing Agreement dated as of October 1, 2002, by and among the Registrant, as issuer, TAFR LLC, as seller, and TMCC, as servicer.

         Exhibit 4.2 Indenture dated as of October 1, 2002, by and between the Registrant, as issuer, and The Bank of New
                                                    York, as indenture trustee
                                                    and securities intermediary.

         Exhibit 4.3                                Receivables Purchase
                                                    Agreement dated as of
                                                    October 1, 2002, by and
                                                    between TAFR LLC, as
                                                    purchaser, and TMCC, as
                                                    seller.

         Exhibit 4.4                                Amended and Restated Trust
                                                    Agreement dated as of
                                                    October 1, 2002, by and
                                                    between TAFR LLC, as
                                                    depositor, and U.S. Bank
                                                    Trust National Association,
                                                    as owner trustee.

         Exhibit 4.5 Administration Agreement dated as of October 1, 2002, by and among the Registrant, as issuer, TMCC, as administrator, The Bank of
                                                    New York, as indenture
                                                    trustee, and U.S. Bank Trust
                                                    National Association, as
                                                    owner trustee.

         Exhibit 4.6 Master Agreement dated as of October 31, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.7                                Schedule to the Swap
                                                    Agreement dated as of
                                                    October 31, 2002, between
                                                    the Registrant, as issuer,
                                                    and TMCC, as swap
                                                    counterparty.

         Exhibit 4.8                                Class A-2 Confirmation
                                                    to the Swap Agreement dated
                                                    as of October 31, 2002,
                                                    between the Registrant, as
                                                    issuer, and TMCC, as swap
                                                    counterparty.

         Exhibit 4.9                                Class A-4 Confirmation
                                                    to the Swap Agreement dated
                                                    as of October 31, 2002,
                                                    between the Registrant, as
                                                    issuer, and TMCC, as swap
                                                    counterparty.

         Exhibit 4.10                               Assignment of the Swap
                                                    Agreement dated as of
                                                    October 31, 2002, by and
                                                    among the Registrant, as
                                                    Assignor, The Bank of New
                                                    York, as assignee, and TMCC,
                                                    as swap counterparty.

         Exhibit 4.11                               Revolving Liquidity Note
                                                    Agreement dated as of
                                                    October 31, 2002, between
                                                    the Registrant, as issuer,
                                                    and TMCC, as initial holder
                                                    of the Revolving Liquidity
                                                    Note.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            TOYOTA AUTO FINANCE RECEIVABLES LLC


                                            By:    /s/ Lloyd Mistele
                                                --------------------------------
                                                Name:    Lloyd Mistele
                                                Title:   President


Date:  November 14, 2002

                                            EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                                         Description
-----------                                         -----------

Exhibit 4.1 Sale and Servicing Agreement dated as of October 1, 2002, by and among the Registrant, as issuer, TAFR LLC, as seller, and TMCC, as servicer.

Exhibit 4.2 Indenture dated as of October 1, 2002, by and between the Registrant, as issuer, and The Bank of New
                                                    York, as indenture trustee
                                                    and securities intermediary.

Exhibit 4.3                                         Receivables Purchase
                                                    Agreement dated as of
                                                    October 1, 2002, by and
                                                    between TAFR LLC, as
                                                    purchaser, and TMCC, as
                                                    seller.

Exhibit 4.4                                         Amended and Restated Trust
                                                    Agreement dated as of
                                                    October 1, 2002, by and
                                                    between TAFR LLC, as
                                                    depositor, and U.S. Bank
                                                    Trust National Association,
                                                    as owner trustee.

Exhibit 4.5 Administration Agreement dated as of October 1, 2002, by and among the Registrant, as issuer, TMCC, as administrator, The Bank of
                                                    New York, as indenture
                                                    trustee, and U.S. Bank Trust
                                                    National Association, as
                                                    owner trustee.

Exhibit 4.6 Master Agreement dated as of October 31, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.

Exhibit 4.7                                         Schedule to the Swap
                                                    Agreement dated as of
                                                    October 31, 2002, between
                                                    the Registrant, as issuer,
                                                    and TMCC, as swap
                                                    counterparty.

Exhibit 4.8                                         Class A-2 Confirmation
                                                    to the Swap Agreement dated
                                                    as of October 31, 2002,
                                                    between the Registrant, as
                                                    issuer, and TMCC, as swap
                                                    counterparty.

Exhibit 4.9                                         Class A-4 Confirmation
                                                    to the Swap Agreement dated
                                                    as of October 31, 2002,
                                                    between the Registrant, as
                                                    issuer, and TMCC, as swap
                                                    counterparty.

Exhibit 4.10                                        Assignment of the Swap
                                                    Agreement dated as of
                                                    October 31, 2002, by and
                                                    among the Registrant, as
                                                    assignor, The Bank of New
                                                    York, as assignee, and TMCC,
                                                    as swap counterparty.

Exhibit 4.11                                        Revolving Liquidity Note
                                                    Agreement dated as of
                                                    October 31, 2002, between
                                                    the Registrant, as issuer,
                                                    and TMCC, as initial holder
                                                    of the Revolving Liquidity
                                                    Note.